Exhibit 10.18

[**]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PREVIOUSLY GRANTED BY THE COMMISSION AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

DATED 18 NOVEMBER 2010

NORWEGIAN JEWEL LIMITED

(as borrower)

NCL CORPORATION LTD.

(as guarantor)

THE SEVERAL BANKS

(particulars of which are set out in Schedule 1)

(as lenders)

HSBC BANK PLC

(as agent)

COMMERZBANK AKTIENGESELLSCHAFT

(as Hermes agent)

HSBC BANK PLC

(as trustee)

SEVENTH SUPPLEMENTAL DEED IN RELATION TO

(AMONG OTHER THINGS) SECURED LOAN AGREEMENT

dated 20 April 2004 for the amount of up to USD334,050,000

pre- and post delivery finance for

“NORWEGIAN JEWEL”

a luxury cruise vessel with 1,188 passenger cabins

being hull no S.667 at the yard of Meyer Werft GmbH

[**]

CONTENTS

		Page

1	Definitions and Construction	2

2	Amendment of Original Loan Agreement, Original Guarantee and Other Security Documents and Waiver of Negative Pledges in Post Delivery Mortgage, Earnings Assignment and Insurance Assignment and Second Mortgage and Second Assignments in respect of m.v. “NORWEGIAN JADE”	3

3	Conditions Precedent	6

4	Representations and Warranties	8

5	Expenses	9

6	Further Assurance	9

7	Counterparts	10

8	Notices	10

9	Governing Law	10

10	Jurisdiction	11

Schedule 1	The Agent, the Hermes Agent, the Trustee, the Restructuring Trustee and the Lenders	15

SEVENTH SUPPLEMENTAL DEED

DATED 18 November 2010

BETWEEN:

(1)	NORWEGIAN JEWEL LIMITED, a company incorporated under the laws of the Isle of Man and having its registered office at International House, Castle Hill, Victoria Road, Douglas, Isle of Man, British Isles as borrower (the “Borrower”);

(2)	NCL CORPORATION LTD., a company incorporated under the laws of Bermuda and having its registered office at Milner House, 18 Parliament Street, Hamilton HM 12, Bermuda as guarantor (the “Guarantor”);

(3)	THE SEVERAL BANKS particulars of which are set out in Schedule 1 as lenders (collectively the “Lenders” and each individually a “Lender”);

(4)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as agent (the “Agent”);

(5)	COMMERZBANK AKTIENGESELLSCHAFT of Kaiserplatz, 60311 Frankfurt am Main, Federal Republic of Germany as agent (the “Hermes Agent”); and

(6)	HSBC BANK PLC of 8 Canada Square, London E14 5HQ as trustee for itself and the Lenders (as hereinafter defined) (the “Trustee”).

WHEREAS:

(A)	By a loan agreement dated 20 April 2004 as amended and/or restated by a first supplemental deed thereto dated as of 30 September 2005, a second supplemental deed thereto dated 4 April 2006, a third supplemental deed thereto dated 13 November 2006, a fourth supplemental deed thereto dated 21 December 2007, a fifth supplemental deed thereto dated 2 April 2009 and a sixth supplemental deed thereto dated 22 July 2010 (the “Sixth Supplement”) entered into between the Borrower as borrower, the Lenders as lenders, the Agent as agent for (among others) the Lenders, the Hermes Agent as agent for (among others) the Lenders and the Trustee as trustee for (among others) the Lenders (the “Original Loan Agreement”), the Lenders granted to the Borrower a secured loan in the maximum amount of three hundred and thirty four million and fifty thousand Dollars (USD334,050,000) (the “Loan”) for the purpose of enabling the Borrower to finance (among other things) the construction of the Vessel (as such term is defined in the Original Loan Agreement) on the terms and conditions therein contained. The repayment of the Loan by the Borrower has been secured by (among other things) a guarantee and indemnity dated 20 April 2004 granted by the Guarantor as amended and/or restated by the said first supplement dated as of 30 September 2005, the said third supplement dated 13 November 2006 and the said fifth supplemental deed dated 2 April 2009 (the “Original Guarantee”), a first priority mortgage dated 4 August 2005 over the Borrower’s vessel “NORWEGIAN JEWEL” and a second priority mortgage over m.v. “NORWEGIAN JADE” and a second preferred mortgage over m.v. “PRIDE OF AMERICA” each dated 2 April 2009.

(B)

The Guarantor has requested the Lenders, the Agent, the Hermes Agent and the Trustee, among other things, to consent to (i) the borrowing by the Borrower from a syndicate of banks (the “New Term Loans Lenders”), the facility agent for which is KfW IPEX-Bank GmbH, of loans which, when aggregated with the loans to be similarly borrowed by Pride of Hawaii, LLC (“PoH”), will amount to the lesser of (x) the sum of (I) 10% of the initial construction prices of the New Vessels and (II) 100% of the total aggregate amounts payable by the Borrower and PoH to the Hermes agent in relation to the New Term Loans (as defined below) in respect of the Hermes cover for such facilities (the “New Hermes Fees”), (y) the sum of (I) EUR123,000,000 and (II) EUR3,075,000 and (z) USD224,770,000 (or such higher Dollar cap as may be later agreed between the facility agent for the New Term Loans, Hermes and the Guarantor) provided that the maximum amount of the New Term Loans (as defined below) available to the Borrower for drawing shall not exceed USD94,576,192.83 unless the Dollar cap of USD224,770,000 is so increased, to finance in part the acquisition of the New Vessels by two (2) wholly owned subsidiaries of the Guarantor and related fees, which loans will constitute Permitted Indebtedness from the Effective Date (as defined in the Sixth Supplement) (the “New Term Loans”) (ii) the granting by the Borrower and PoH of mortgages and deeds of covenants over m.v.s “NORWEGIAN JEWEL” and “NORWEGIAN JADE” (the “Relevant Hermes Vessels”) respectively that are junior to all mortgages and deeds of covenants existing on the date hereof in respect of such Relevant Hermes Vessel, assignments of the earnings (including intercompany charters) and insurances of the Relevant Hermes Vessels that are junior to all earnings and insurance assignments, respectively, existing on the date hereof in respect of such Relevant Hermes Vessel and a subordination and assignment that is junior to all Manager’s subordinations and assignments existing on the date hereof in respect of such Relevant Hermes Vessel to be executed by the Manager (as bareboat charterer) in respect of m.v. “NORWEGIAN JADE”, each in favour of the New Term Loans Lenders or a trustee and/or agent therefor (the “Fourth Mortgagee”) to secure the repayment of the New Term Loans (the “Fourth Priority Security Documents”) and (iii) the prepayment of the relevant part of the New Term Loans in full if (w) the construction contract in respect of a New Vessel is terminated prior to the delivery date of such New Vessel, (x) the delivery date of the relevant New Vessel does not occur on or before (I) in the case of the part of the New Term Loans related to the first New Vessel, 23 December 2013 and (II) in the case of the part of the New Term Loans related to the second New Vessel, 8 December 2014, (y) either new export credit facility to be entered into by the purchasers of the New Vessels shall terminate or (z) certain insolvency events (as specified in the loan documentation in respect of the New Term Loans) occur with respect to the yard that is building the New Vessels (a “Mandatory Prepayment”).

(C)	The consent of the Lenders, the Agent, the Hermes Agent and the Trustee is given in respect of the above matters on the terms of this seventh supplement (this “Deed”) which shall be executed as a deed.

NOW THIS DEED WITNESSES as follows:

1	Definitions and Construction

1.1	In this Deed including the preamble and recitals hereto (unless the context otherwise requires) any term or expression defined in the preamble or the recitals shall have the meaning ascribed to it therein and terms and expressions not defined herein but whose meanings are defined in the Original Loan Agreement shall have the meanings set out therein. In addition, the following terms and expressions shall have the meanings set out below:

“Effective Date” means the date on which the conditions precedent set out in Clause 3.1 are fulfilled to the satisfaction of the Agent or waived by the Agent pursuant to Clause 3.2;

“Fourth Priority Security” means the security interests to be granted pursuant to the Fourth Mortgages, the Fourth Assignments and all other security documents to be delivered in connection with the New Term Loans;

“Guarantee” means the Original Guarantee as amended by this Deed;

“Loan Agreement” means the Original Loan Agreement as amended by this Deed; and

“New Process Agent” means EC3 Services Limited whose registered office is presently at 51 Eastcheap, London EC3M 1JP.

1.2	The provisions of clauses 1.2, 1.3 and 17.11 of the Loan Agreement shall apply hereto (mutatis mutandis).

2	Amendment of Original Loan Agreement, Original Guarantee and Other Security Documents and Waiver of Negative Pledges in Post Delivery Mortgage, Earnings Assignment and Insurance Assignment and Second Mortgage and Second Assignments in respect of m.v. “NORWEGIAN JADE”

2.1	Subject to Clause 3.1, the parties hereto agree that immediately upon and with effect from the Effective Date the Original Loan Agreement shall be read and construed as if:

2.1.1	the following definitions had been inserted in the appropriate place, alphabetically, in clause 1.1 of the Original Loan Agreement:

““Fourth Assignments” means the two (2) valid and effective legal assignments of the earnings (including intercompany charters) and insurances of the Vessel and m.v. “NORWEGIAN JADE” (together with the notices thereof) one (1) to be executed by each of the owners of the relevant Hermes Vessels in respect of its Hermes Vessel and the one (1) valid and effective subordination and assignment to be executed by the Manager (as bareboat charterer) in respect of m.v. “NORWEGIAN JADE” in each case in favour of the New Term Loans Lenders or the collateral agent and/or trustee therefor and junior to all subordinations and/or assignments existing as of the date of the Seventh Supplemental Deed in respect of such Hermes Vessel;

“Fourth Mortgages” means the two (2) statutory Bahamian ship mortgages and deeds of covenants collateral thereto one (1) to be granted by respectively each of the owners of the Vessel and m.v. “NORWEGIAN JADE” over its Hermes Vessel in favour of the New Term Loans Lenders or the collateral agent and/or trustee therefor and junior to all ship mortgages and deeds of covenants existing as of the date of the Seventh Supplemental Deed in respect of such Hermes Vessel;

“Fourth Priority Security Co-ordination Deeds” means the deeds to be made between (among others) HSBC Bank plc (as trustee for the relevant Guaranteed Loan Lenders, as first mortgagees), the Restructuring Trustee (as trustee for the relevant Guaranteed Loan Lenders, as second mortgagees), the Restructuring Trustee (as trustee for the Non-Guaranteed Loan Lenders, as third mortgagees), the facility or collateral agent (as the case may be) for the New Term Loans Lenders and the owners of the Vessel and m.v. “NORWEGIAN JADE” in relation to the Fourth Mortgages and the Fourth Assignments such co-ordination deeds to be in the form and on the terms and conditions agreed between the Lenders and the other parties to the co-ordination deed on the date of the Seventh Supplemental Deed, such terms and conditions to include, without limitation, the conditional ability of the Borrower and Pride of Hawaii, LLC to, upon the cancellation of any construction contract for the New Vessels, prepay the relevant part of the New Term Loans in full;

“New Hermes Fees” means the total aggregate amounts payable by the Borrower and Pride of Hawaii, LLC to the Hermes agent in relation to the New Term Loans in respect of the Hermes cover for such facilities;

“New Term Loans” means the loans to be borrowed by the Borrower from the New Term Loans Lenders which, when aggregated with the loans to be similarly borrowed by Pride of Hawaii, LLC, will amount to the lesser of (x) the sum of (i) 10% of the initial construction prices of the New Vessels and (ii) 100% of the New Hermes Fees (y) the sum of (i) EUR123,000,000 and (ii) EUR3,075,000 and (z) USD224,770,000 (or such higher Dollar cap as may be later agreed between the facility agent for the New Term Loans, Hermes and the Guarantor), to finance in part the acquisition of the New Vessels by two (2) wholly owned subsidiaries of the Guarantor and related fees;

“New Term Loans Lenders” means the lenders of the New Term Loans;

“Seventh Supplemental Deed” means the seventh supplemental deed dated November 2010 to this Agreement;”;

2.1.2	the following paragraphs had been inserted in the appropriate place, alphabetically, in paragraph (iv)(y) of the definition of “Permitted Liens” in clause 1.1 of the Original Loan Agreement:

“(i) the Fourth Mortgages and (j) the Fourth Assignments”; and

2.1.3	the following words had been inserted in the definition of “Security Documents” after the words “the Third Priority Security Co-ordination Deed” in clause 1.1 of the Original Loan Agreement:

“, the Fourth Priority Security Co-ordination Deeds”.

2.2	Subject to Clause 3.1 and pursuant to Clause 2.1, immediately upon and with effect from the Effective Date:

2.2.1	notwithstanding the provisions of clause 10.11.1 of the Original Loan Agreement, the Lenders, the Agent and the Hermes Agent agree and consent to the Borrower borrowing the relevant amount of the New Term Loans referred to in recital (B) of this Deed and, if so required, on-lending such amount to the Guarantor or to the intended owners of the New Vessels. In respect of such on-lending the Borrower and the Guarantor each hereby confirms that so on-lending the relevant amount of the New Term Loans will not prevent the Borrower from performing its obligations under the Loan Agreement at any time;

2.2.2	notwithstanding the provisions of clause 10.5 of the Original Loan Agreement and the relevant Security Documents, the Lenders, the Agent and the Hermes Agent agree and consent to the Borrower granting the relevant Fourth Priority Security and entering into the relevant Fourth Priority Security Documents in form attached to the relevant intercreditor deed with the relevant parties in relation to the relevant Fourth Priority Security Documents;

2.2.3	notwithstanding the provisions of the relevant Security Documents, the Lenders, the Agent, the Hermes Agent and the Trustee agree and consent to PoH and the Manager granting the other Fourth Priority Security and entering into the relevant Fourth Priority Security Documents in form attached to the relevant intercreditor deed with the relevant parties in relation to the relevant Fourth Priority Security Documents;

2.2.4	the Lenders, the Agent and the Hermes Agent instruct the Trustee to instruct the Restructuring Trustee, pursuant to the relevant Second Priority Security Co-ordination Deed, to allow PoH and/or the Manager (as the case may be) to grant the relevant Fourth Priority Security and enter into the Fourth Priority Security Documents in form attached to the relevant intercreditor deed with the relevant parties in relation to the relevant Fourth Priority Security Documents;

2.2.5	the Lenders, the Agent, the Hermes Agent and/or the Trustee instruct the Agent (as first priority mortgagee of m.v. “NORWEGIAN JEWEL”) to enter into, and the Trustee (in relation to the second priority mortgage over m.v. “NORWEGIAN JADE”) to procure the Restructuring Trustee to enter into, intercreditor deeds with the relevant parties in relation to the Fourth Priority Security Documents, in form approved by the Lenders and the Hermes Agent, it being understood that:

(a)	a Mandatory Prepayment shall be permitted provided that, at the relevant time, (x) the Lenders so approve (such approval not to be unreasonably withheld or delayed) and (y) the Lenders receive evidence satisfactory to them from the Guarantor that the Borrower and PoH (after giving effect to any contributions from the Guarantor) will be able to meet their obligations for the next twelve (12) months under respectively the Loan Agreement and the EUR308,130,000 facility agreement dated 20 April 2004 (as amended and/or restated from time to time) if the Mandatory Prepayment is made; and

(b)	if the Agent is required to give its written consent pursuant to clause 5.1.1 and/or clause 5.1.2 of the intercreditor deed in respect of m.v. “NORWEGIAN JEWEL” referred to in this Clause 2.2.5, the Agent shall obtain the prior approval of the Lenders before giving its consent to the Fourth Mortgagee; and

2.2.6	any further consent required under the Original Loan Agreement and the other Security Documents to permit the Borrower and PoH to borrow the New Term Loans and the Borrower, PoH and the Manager to grant the Fourth Priority Security and enter into the Fourth Priority Security Documents is hereby given by the Lenders, the Agent, the Hermes Agent and the Trustee.

2.3	Each of the Borrower and the Guarantor hereby confirms to the Lenders, the Agent, the Hermes Agent and the Trustee that immediately upon and with effect from the Effective Date:

2.3.1	all references to the Original Loan Agreement or the Original Guarantee in the other Security Documents shall be construed as references to the Loan Agreement or the Guarantee (as the case may be) and all terms used in such Security Documents whose meanings are defined by reference to the Original Loan Agreement shall be defined by reference to the Loan Agreement;

2.3.2	the Security Documents to which it is a party shall apply to, and extend to secure, the whole of the Outstanding Indebtedness, as defined in clause 1.1 of the Loan Agreement, until it has been repaid or paid in full to the Lenders (or to the Agent on their behalf) and the Agent;

2.3.3	its obligations under the Security Documents to which it is a party shall not be discharged, impaired or otherwise affected by reason of the execution of this Deed or of any of the documents or transactions contemplated hereby and in particular but without limitation by the granting of time to the Borrower under the Original Loan Agreement; and

2.3.4	its obligations under the Security Documents to which it is a party shall remain in full force and effect as security for the obligations of the Borrower under the Loan Agreement and the other Security Documents as amended by this Deed.

2.4	Except as expressly amended hereby or pursuant hereto the Original Loan Agreement, the Original Guarantee and the other Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Borrower, the Guarantor or any other Obligor from any of its respective obligations under any such documents.

3	Conditions Precedent

3.1	Subject to Clause 3.2, the instructions and consents provided for in Clause 2 are conditional upon and shall not be effective unless and until the Agent has received the following in form and substance satisfactory to it:

3.1.1	on the date of this Deed:

(a)	one (1) counterpart of this Deed duly executed by the parties hereto;

(b)	a written confirmation from the New Process Agent that it will act for each of the Borrower and the Guarantor as agent for service of process in England in respect of this Deed and the documents to be executed pursuant hereto; and

(c)	the following corporate documents in respect of each of the Borrower and the Guarantor (together the “Relevant Parties”):

(i)	Certified Copies of any consents required from any ministry, governmental, financial or other authority for the execution of and performance by the respective Relevant Party of its obligations under this Deed or any document to be executed pursuant hereto or if no such consents are required a certificate from a duly appointed officer of the Relevant Party to this effect confirming that no such consents are required;

(ii)	a notarially attested secretary’s certificate of each of the Relevant Parties:

(1)	attaching a copy of its Certificate of Incorporation and Memorandum of Association and Bye-Laws (or equivalent constitutional documents) which do not prohibit the entering into of the transactions contemplated in this Deed;

(2)	giving the names of its present officers and directors;

(3)	setting out specimen signatures of such persons as are authorised by the Relevant Party to sign documents or otherwise undertake the performance of that Relevant Party’s obligations under this Deed;

(4)	giving the legal owner of its shares and the number of such shares held;

(5)	attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders of each of the Relevant Parties authorising (as applicable) the execution of this Deed and the issue of any power of attorney to execute the same; and

(6)	containing a declaration of solvency as at the date of the certificate of the duly appointed officer of the Relevant Party;

or (if applicable) certifying that there has been no change to the statements made in his or her secretary’s certificate last provided to the Agent with respect to paragraphs (1), (2), (3), (4) and (6) of this Clause 3.1.1(c)(ii) and attaching copies of resolutions passed at duly convened meetings of the directors and, if required by the Agent, the shareholders of each of the Relevant Parties authorising (as applicable) the execution of this Deed and any document to be executed pursuant hereto and the issue of any power of attorney to execute the same; and

(iii)	the original powers of attorney, if any, issued pursuant to the resolutions referred to above and notarially attested;

3.1.2	evidence that the Effective Date (as defined in the Sixth Supplement) has occurred;

3.1.3	a Certified Copy of a confirmation in respect of the relevant Hermes Vessel Owner Second Guarantee duly executed by Pride of Hawaii, LLC;

3.1.4	a confirmation from the Hermes Agent that the consent of Hermes has been obtained for the amendments contemplated by this Deed; and

3.1.5	agreement to the issue of such favourable written legal opinions including in respect of Bermuda, the Isle of Man, Delaware and England in such form as the Agent may require relating to all aspects of the transactions contemplated hereby governed by any applicable law,

PROVIDED THAT no Event of Default has occurred and is continuing on the Effective Date.

3.2	If the Lenders, the Agent, the Hermes Agent and the Trustee, acting unanimously, decide (or the Agent in accordance with the Agency and Trust Deed decides) to give the instructions and consents provided for in Clause 2 without the Agent having received all of the documents or evidence referred to in Clause 3.1, the Borrower will nevertheless deliver the remaining documents or evidence to the Agent within fourteen (14) days of the Effective Date (or such other period as the Agent may stipulate) and the giving of the instructions and consents provided for in Clause 2 as aforesaid shall not be construed as a waiver of the Agent’s right to receive the documents or evidence as aforesaid nor shall this provision impose on the Agent, the Hermes Agent, the Trustee or the Lenders any obligation to give the instructions and consents provided for in Clause 2 in the absence of such documents or evidence.

4	Representations and Warranties

4.1	Each of the Borrower and the Guarantor represents and warrants to the Lenders, the Agent, the Hermes Agent and the Trustee that:

4.1.1	it has the power to enter into and perform this Deed and the transactions and documents contemplated hereby and has taken all necessary action to authorise the entry into and performance of this Deed and such transactions and documents;

4.1.2	this Deed constitutes and each other document contemplated hereby to which it is a party will, when executed, constitute its legal, valid and binding obligations enforceable in accordance with its terms;

4.1.3	its entry into and performance of this Deed and the transactions and documents contemplated hereby do not and will not conflict with:

(a)	any law or regulation or any official or judicial order; or

(b)	its constitutional documents; or

(c)	any agreement or document to which it is a party or which is binding upon it or any of its assets,

nor result in the creation or imposition of any Encumbrance on it or its assets pursuant to the provisions of any such agreement or document save as contemplated by the relevant Fourth Security Documents and in particular but without prejudice to the foregoing the entry into and performance of this Deed and the transactions and documents contemplated hereby and thereby will not render invalid, void or voidable any security granted by it to the Trustee or the Restructuring Trustee;

4.1.4	all authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required in connection with the entry into, performance, validity and enforceability of this Deed and each of the other documents contemplated hereby and thereby and the transactions contemplated hereby and thereby have been obtained or effected and are in full force and effect;

4.1.5	all information furnished by it to the Agent or its agents relating to the business and affairs of an Obligor in connection with this Deed and the other documents contemplated hereby and thereby was and remains true and correct in all material respects and there are no other material facts or considerations the omission of which would render any such information misleading; and

4.1.6	it has fully disclosed in writing to the Agent all facts relating to its business which it knows or should reasonably know and which might reasonably be expected to influence the Lenders, the Agent, the Hermes Agent and/or the Trustee in deciding whether or not to enter into this Deed.

5	Expenses

5.1	The Borrower and the Guarantor jointly and severally undertake to reimburse the Lenders, the Agent, the Hermes Agent and the Trustee on demand on a full indemnity basis for the reasonable charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal and other advisers) incurred by the Lenders, the Agent, the Hermes Agent and/or the Trustee in respect of or in connection with the negotiation, preparation, printing, execution, registration and enforcement of this Deed and any other documents required in connection with the implementation of this Deed.

5.2	The Borrower and the Guarantors jointly and severally undertake to reimburse the Agent, the Hermes Agent, the Trustee and the Lenders on demand of the Agent on a full indemnity basis for all charges and expenses (together with value added tax or any similar tax thereon and including without limitation the fees and expenses of legal advisers) incurred by the Agent, the Hermes Agent, the Trustee and/or the Lenders in respect of, or in connection with the enforcement of, or the preservation of any rights under this Deed.

6	Further Assurance

Each of the Borrower and the Guarantor will, from time to time on being required to do so by the Agent, do or procure the doing of all such acts and/or execute or procure the execution of all such documents in a form satisfactory to the Agent and the Hermes Agent as the Agent and the Hermes Agent may reasonably consider necessary for giving full effect to this Deed or any of the documents contemplated hereby or securing to the Lenders, the Agent, the Hermes Agent and/or the Trustee the full benefit of the rights, powers and remedies conferred upon the Lenders, the Agent, the Hermes Agent and/or the Trustee in any such document.

7	Counterparts

This Deed may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

8	Notices

8.1	Any notice, demand or other communication (unless made by telefax) to be made or delivered to the Borrower and/or the Guarantor pursuant to this Deed shall (unless the Borrower or the Guarantor has by fifteen (15) days’ written notice to the Agent specified another address) be made or delivered to the Borrower and/or the Guarantor at/c/o 7665 Corporate Center Drive, Miami, Florida 33126, United States of America (marked for the attention of the Chief Financial Officer and the Legal Department) (but one (1) copy shall suffice) with a copy to the Investors c/o Apollo Management, LP, 9 West 57th Street, 43rd Floor, New York, NY 10019, United States of America (marked for the attention of Mr Steve Martinez). Any notice, demand or other communication to be made or delivered by the Borrower or the Guarantor pursuant to this Deed shall (unless the Agent, the Hermes Agent or the Trustee has by fifteen (15) days’ written notice to the Borrower or the Guarantor specified another address) be made or delivered to the Agent, the Hermes Agent or the Trustee at its Office, the details of which are set out in Schedule 1.

8.2	Any notice, demand or other communication to be made or delivered pursuant to this Deed may be sent by telefax to the relevant telephone numbers (which at the date hereof in respect of the Borrower and the Guarantor is +1 305 436 4140 (marked for the attention of the Chief Financial Officer) and +1 305 436 4117 (marked for the attention of the Legal Department) with a copy to the Investors c/o Apollo Management, LP, fax number +1 212 515 3288 (marked for the attention of Mr Steve Martinez) and in the case of the Agent, the Hermes Agent or the Trustee is as recorded in Schedule 1) specified by it from time to time for the purpose and shall be deemed to have been received when transmission of such telefax communication has been completed. Each such telefax communication, if made to the Agent, the Hermes Agent or the Trustee by the Borrower or the Guarantor shall be signed by the person or persons authorised in writing by the Borrower or the Guarantor (as the case may be) and whose signature appears on the list of specimen signatures contained in the secretary’s certificate required to be delivered by Clause 3 and shall be expressed to be for the attention of the department or officer whose name has been notified for the time being for that purpose by the Agent, the Hermes Agent or the Trustee to the Borrower and the Guarantor.

8.3	The provisions of clauses 18.1, 18.4 and 18.5 of the Original Loan Agreement shall apply to this Deed.

9	Governing Law

This Deed and any non-contractual obligations arising from or in connection with it shall be governed by English law.

10	Jurisdiction

10.1	The courts of England have exclusive jurisdiction to settle any dispute:

10.1.1	arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this Deed); or

10.1.2	relating to any non-contractual obligations arising from or in connection with this Deed,

(a “Dispute”). Each party to this Deed agrees that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

This Clause 10.1 is for the benefit of the Lenders, the Agent, the Hermes Agent and the Trustee only. As a result, no such party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, any such party may take concurrent proceedings in any number of jurisdictions.

10.2	None of the Borrower or the Guarantor may, without the Agent’s prior written consent, terminate the appointment of the New Process Agent; if the New Process Agent resigns or its appointment ceases to be effective, the Borrower and/or the Guarantor (as the case may be) shall within fourteen (14) days appoint a company which has premises in London and has been approved by the Agent to act as the Borrower’s and/or the Guarantor’s (as the case may be) process agent with unconditional authority to receive and acknowledge service on behalf of the Borrower and/or the Guarantor of all process or other documents connected with proceedings in the English courts which relate to this Deed.

10.3	For the purpose of securing its obligations under Clause 10.2, each of the Borrower and the Guarantor irrevocably agrees that, if it for any reason fails to appoint a process agent within the period specified in Clause 10.2, the Agent may appoint any person (including a company controlled by or associated with the Agent or any Lender) to act as the Borrower’s or the Guarantor’s (as the case may be) process agent in England with the unconditional authority described in Clause 10.2.

10.4	No neglect or default by a process agent appointed or designated under this Clause (including a failure by it to notify the Borrower or the Guarantor (as the case may be) of the service of any process or to forward any process to the Borrower or the Guarantor (as the case may be)) shall invalidate any proceedings or judgment.

10.5	Each of the Borrower and the Guarantor appoints in the case of the courts of England the New Process Agent to receive, for and on its behalf, service of process in England of any legal proceedings with respect to this Deed.

10.6	A judgment relating to this Deed which is given or would be enforced by an English court shall be conclusive and binding on the Borrower and/or the Guarantor (as the case may be) and may be enforced without review in any other jurisdiction.

10.7	Nothing in this Clause shall exclude or limit any right which the Agent, the Lenders, the Hermes Agent or the Trustee may have (whether under the laws of any country, an international convention or otherwise) with regard to the bringing of proceedings, the service of process, the recognition or enforcement of a judgment or any similar or related matter in any jurisdiction.

10.8	In this Clause “judgment” includes order, injunction, declaration and any other decision or relief made or granted by a court.

IN WITNESS whereof the parties hereto have caused this Deed to be duly executed as a deed on the day and year first before written.

SIGNED and DELIVERED as a DEED		)
By Amelia Reffold		)
duly authorised attorney-in-fact		)/s/ Amelia Reffold
for and on behalf of		)
NORWEGIAN JEWEL LIMITED		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

EXECUTED as a DEED and DELIVERED		)
by NCL CORPORATION LTD.		)
acting by Amelia Reffold		)/s/ Amelia Reffold
expressly authorised in accordance with		)
the laws of Bermuda		)
by virtue of a power of attorney granted		)
by NCL CORPORATION LTD.		)
on 17 November 2010)
such execution being witnessed by:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED and DELIVERED as a DEED		)
by Danae Zoi Mariel Ugolini		)
duly authorised attorney-in-fact		)/s/ Danae Zoi Mariel Ugolini
for and on behalf of		)
COMMERZBANK AKTIENGESELLSCHAFT		)
as a Lender		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED and DELIVERED as a DEED		)
by Danae Zoi Mariel Ugolini		)
duly authorised attorney-in-fact		)/s/ Danae Zoi Mariel Ugolini
for and on behalf of		)
KFW		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED and DELIVERED as a DEED		)
by Danae Zoi Mariel Ugolini		)
duly authorised attorney-in-fact		)/s/ Danae Zoi Mariel Ugolini
for and on behalf of		)
DnB NOR BANK ASA		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED and DELIVERED as a DEED		)
By Shien Kwok Lim		)
duly authorised signatory		)/s/ Shien Kwok Lim
for and on behalf of		)
OVERSEA-CHINESE BANKING		)
CORPORATION LIMITED		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED and DELIVERED as a DEED		)
by Danae Zoi Mariel Ugolini		)
duly authorised attorney-in-fact		)/s/ Danae Zoi Mariel Ugolini
for and on behalf of		)
NORDDEUTSCHE LANDESBANK		)
GIROZENTRALE		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED and DELIVERED as a DEED		)
by Danae Zoi Mariel Ugolini		)
duly authorised attorney-in-fact		)/s/ Danae Zoi Mariel Ugolini
for and on behalf of		)
CREDIT AGRICOLE CORPORATE		)
AND INVESTMENT BANK		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED and DELIVERED as a DEED		)
by Danae Zoi Mariel Ugolini		)
duly authorised attorney-in-fact		)/s/ Danae Zoi Mariel Ugolini
for and on behalf of		)
HSBC BANK PLC		)
as the Agent, the Trustee and a Lender		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

SIGNED and DELIVERED as a DEED		)
by Danae Zoi Mariel Ugolini		)
duly authorised attorney-in-fact		)/s/ Danae Zoi Mariel Ugolini
for and on behalf of		)
COMMERZBANK AKTIENGESELLSCHAFT		)
as the Hermes Agent		)
in the presence of:	Roderick McGeachy	)
/s/ Roderick McGeachy	Stephenson Harwood
One St. Paul’s Churchyard
London
EC4M 8SH

Schedule 1

The Agent, the Hermes Agent, the Trustee, the Restructuring Trustee and the Lenders

Name and address

Agent

HSBC BANK PLC

Project and Export Finance

8 Canada Square

London E14 5HQ

Fax:	+44 (0)20 7992 4428
Attn:	Mr Alan Marshall
Email:	alan.p.marshall@hsbcib.com

Hermes Agent

COMMERZBANK

AKTIENGESELLSCHAFT

Corporate Banking

Structured Export and Trade Finance

Kaiserplatz

60261 Frankfurt am Main

Federal Republic of Germany

Fax:	+49 69 1362 3742
Attn:	Mr Klaus-Dieter Schmedding
Email:	exportfinance@commerzbank.com

Trustee

HSBC BANK PLC

Project and Export Finance

8 Canada Square

London E14 5HQ

Fax:	+44 (0)20 7992 4428
Attn:	Mr Alan Marshall
Email:	alan.p.marshall@hsbcib.com

Restructuring Trustee

DnB NOR BANK ASA

Stranden 21

NO-0021 Oslo

Norway

Fax:	+47 22 482894
Attn:	Mrs Solveig Nuland Knoff
Email:	solveig.knoff@dnbnor.no

Lenders

COMMERZBANK AKTIENGESELLSCHAFT

Global Shipping

Domstrasse 18

20095 Hamburg

Federal Republic of Germany

Fax:	+49 40 3769 9649
Attn:	Mr Stefan Kuch/Mr Marcus Weber/Mrs Anne Randewig
Email:	shipfinance@commerzbank.com

HSBC BANK PLC

Project and Export Finance

8 Canada Square

London E14 5HQ

Fax:	+44 (0)20 7992 4428
Attn:	Mr Alan Marshall
Email:	alan.p.marshall@hsbcib.com

KFW

Palmengartenstrasse 5-9

60325 Frankfurt am Main

Federal Republic of Germany

Fax:	+49 69 7431 3768/2944
Attn:	Mr Josef Schmid/Ms Claudia Wenzel
Email:	josef.schmid@kfw.de/claudia.wenzel@kfw.de

DnB NOR BANK ASA

Stranden 21

NO-0021 Oslo

Norway

Fax:	+47 22 482020
Attn:	Mrs Amra Koluder
Email:	amra.koluder@dnbnor.no

OVERSEA-CHINESE BANKING

CORPORATION LIMITED

Singapore Branch

65 Chulia Street #10-00

Singapore 049513

Fax:	+65 6536 6449/6532 5347
Attn:	Ms Lee King Lan/Ms Elaine Lam
Email:	LeeKingLan@ocbc.com/LamSYElaine@ocbc.com

NORDDEUTSCHE LANDESBANK GIROZENTRALE

Friedrichswall 10

30159 Hannover

Federal Republic of Germany

Fax:	+49 511 361 4785
Attn:	Mr Torsten Reinecke
Email:	shipping@nordlb.de

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

Taunusanlage 14

60325 Frankfurt am Main

Federal Republic of Germany

Fax:	+49 69 74221 197
Attn:	Mr Stephan Bachmann
Email:	stephan.bachmann@ca-cib.com

with a copy to:

CREDIT AGRICOLE ASIA SHIPFINANCE LIMITED

Fax:	+852 2868 1448
Attn:	Mr Terence Yuen/Ms Iris Lai
Email:	terence.yuen@ca-cib.com/iris.lai@ca-cib.com